EXHIBIT 10.9

                  (m) Section 11.1(r) of the Management Agreement is hereby amended by replacing the reference therein to "1.05" with "1.10" and by replacing the period (".") at the end thereof with a comma (",").

                  (n) Section 11.1 of the Management Agreement is hereby further amended by adding the following paragraph (s) and (t) immediately after paragraph (r) as follows:

                           "(s) a default by The Cronos Group or any Subsidiary of The Cronos Group in the payment of any principal or interest on any Indebtedness for borrowed money which, individually or in the aggregate, exceeds Two Million Dollars ($2,000,000) beyond the period of grace, if any, specified therefor in the applicable instrument evidencing such Indebtedness; or the occurrence of any event or the existence of any condition, the effect of which is to cause or permit holders of debt more than Two Million Dollars ($2,000,000), individually or in the aggregate, of Indebtedness for borrowed money of The Cronos Group or any Subsidiary thereof to become due before its (or their) stated maturity date(s) or regularly scheduled dates of payments and such event or condition remains unremedied for more than sixty (60) days; or"

                                    "(t) The Cronos Group shall fail to maintain
                           either of the following financial covenants as of the end of any fiscal quater: (i) a minimum Debt Service Coverage of 1.25 to 1.00 and (ii) a maximum Consolidated Tangible Net Worth Leverage Ratio of
                           5.00 to 1.00."

                  (o) Section 1 of the Management Agreement is hereby amended by inserting the following definitions of "CONSOLIDATED TANGIBLE NET WORTH LEVERAGE RATIO" and "DEBT SERVICE COVERAGE" and:

                                    "'CONSOLIDATED TANGIBLE NET WORTH LEVERAGE
                           RATIO' for The Cronos Group, means the ratio of (i) Total Liabilities to (ii) Consolidated Tangible Net Worth."

                                    "'DEBT SERVICE COVERAGE' means, at the end
                           of each of the

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EXHIBIT 10.9

                           four (4) immediately preceding fiscal quarters, the ratio of (a) the consolidated net earnings for the three (3) month period immediately preceding each such quarter and (b) depreciation and amortization for the three (3) month period immediately preceding each such quarter and (c) non-cash charges (including, but not limited to, deferred taxes) for the three (3) month period immediately preceding each such quarter less (d) non-cash income for the three
                           (3) month period immediately preceding each such quarter, divided by (ii) the aggregate principal portion of interest bearing consolidated fund indebtedness of such Person due within the following twelve (12) months, in each case as determined in accordance with GAAP and as reported on the most recently available quarterly financial statements of The Cronos Group."

                  (p) Section 11.2(iii) is hereby amended by replacing the phrase "or any other Person designated by the Agent" with "or any other Person designated by the Agent with the written approval of the Majority Lenders".

                  (q) The first sentence of Section 11.3.is hereby amended by replacing the phrase "or any other Person designated by the Agent" with "or any other Person designated by the Agent with the written approval of the Majority Lenders".

                  (r) Section 11.5 is hereby amended to read in its entirety as follows:

                                    "11.5 Manager, irrevocably and by way of
                           security to Borrower for the obligations of Manager herein, appoints Agent to be its attorney-in-fact in the event that Manager Default shall have occurred and be continuing (with full power to appoint substitutes and to delegate, including power to authorize the Person so appointed to make further appointments) on behalf of Manager and in its name or otherwise to execute any document, with power to date the same, and to give any notice and to do any act or thing which Manager is obliged to execute or do, under this Agreement or otherwise, and which Manager fails to do after reasonable request therefor by Borrower or Agent; and any person appointed as the substitute or delegate of Agent shall, in connection with the exercise of the said power of attorney, be

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EXHIBIT 10.9

                           the agent of Manager. Manager hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do or propose to do in the exercise or purported exercise of all or any of the powers, authorities and discretion referred to in this paragraph."

                  (s) Section 21.6 of the Management Agreement is hereby amended by replacing the reference to "the Agent" in the first sentence thereof with "the Agent at the direction of the Majority Lenders".

         4. Representations, Warranties and Covenants. The Manager hereby confirms that each of the representations, warranties and covenants set forth in Sections 14 and 20.1, and the Borrower hereby confirms that each of the representations and warranties set forth in Section 20.2, of the Management Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations, warranties and covenants expressly relate to earlier dates.

         SECTION 5. Effectiveness of Amendment.

                  (a) This Amendment shall become effective as of the date first written above.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Management Agreement, and (ii) each reference in the Management Agreement to "this Agreement" and "hereof", "hereunder" or words of like import, and each reference in any other document to the Management Agreement shall mean and be a reference to the Management Agreement as amended or modified hereby.

         SECTION 6. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT

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EXHIBIT 10.9

REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature pages follow.]

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EXHIBIT 10.9

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                    CF LEASING LTD.

                                    By: /s/ PETER J. YOUNGER
                                        ---------------------

                                    Name: Peter J. Younger
                                          ----------------

                                    Title: Director
                                           --------

                                    CRONOS CONTAINERS (CAYMAN) LTD., as Manager

                                    By: /s/  DENNIS J. TIETZ

                                    Name: Dennis J. Tietz
                                          -------------
                                    Title: Director
                                           ----------

The undersigned hereby consents to the
amendment of the Management Agreement:

FORTIS BANK (NEDERLAND) N.V., as Agent

By: /s/ P.R.G. ZAMAN
   ------------------

Name: P.R.G. Zaman

Title:

 By: /s/ M.A.N. VAN LACUM
    ---------------------

Name: M.A.N. van Lacum

                                                                         - E12 -